Exhibit 1

CUSIP No. 204448104

Joint Filing Agreement

In accordance with Rule 13d-1(k) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned (each being one of the “Reporting Persons”) hereby agree to the joint filing of a Statement on Schedule 13D and any and all amendments thereto with respect to the Common Shares, nominal (par) value of ten Peruvian Soles per share, of Compañía De Minas Buenaventura S.A.A. (Buenaventura Mining Company Inc.), and further agree that this Joint Filing Agreement be included as an exhibit thereto.

Each of the Reporting Persons is responsible for the completeness and accuracy of the information concerning each of the items contained therein, but none of the Reporting Persons is responsible for the completeness or accuracy of the information concerning any other Reporting Person.

Date: December 15, 2023

ANTOFAGASTA PLC

By:	/s/ Iván Arriagada
Name:	Iván Arriagada
Title:	Chief Executive Officer

By:	/s/ Andrónico Luksic Lederer
Name:	Andrónico Luksic Lederer
Title:	Vice President of Development

ANDEAN LFMA INVESTMENT LIMITED

By:	/s/ Iván Arriagada
Name:	Iván Arriagada
Title:	Authorised Signatory

By:	/s/ Andrónico Luksic Lederer
Name:	Andrónico Luksic Lederer
Title:	Authorised Signatory

CUSIP No. 204448104

METALINVEST ESTABLISHMENT

By:	/s/ Davor Luksic Lederer
Name:	Davor Luksic Lederer
Title:	Director

By:	/s/ PERCURO Trust Establishment
Name:	PERCURO Trust Establishment
Title:	Director

KUPFERBERG ESTABLISHMENT

By:	/s/ Davor Luksic Lederer
Name:	Davor Luksic Lederer
Title:	Director

By:	/s/ PERCURO Trust Establishment
Name:	PERCURO Trust Establishment
Title:	Director

AUREBERG ESTABLISHMENT

By:	/s/ Dr. Thomas Müller
Name:	Dr. Thomas Müller
Title:	Director

By:	/s/ PERCURO Trust Establishment
Name:	PERCURO Trust Establishment
Title:	Director

CUSIP No. 204448104

E. ABAROA FOUNDATION

By:	/s/ Jean-Paul Luksic Fontbona
Name:	Jean-Paul Luksic Fontbona
Title:	Member of the Foundation Council

By:	/s/ Dr. Johannes Burger
Name:	Dr. Johannes Burger
Title:	Member of the Foundation Council

SEVERE STUDERE FOUNDATION

By:	/s/ Jean-Paul Luksic Fontbona
Name:	Jean-Paul Luksic Fontbona
Title:	Member of the Foundation Council

By:	/s/ Dr. Mario König
Name:	Dr. Mario König
Title:	Member of the Foundation Council

JEAN-PAUL LUKSIC FONTBONA

By:	/s/ Jean-Paul Luksic Fontbona